                                                                  Exhibit 99.1



                           AMENDMENT NO. 1 (this "Amendment"), dated as of
                  December 31, 2001, to the Credit, Security, Guaranty and Pledge Agreement dated as of October 2, 2001 (the "Credit Agreement"), among (i) GENESIS HEALTH VENTURES, INC., a Pennsylvania corporation (the "Borrower"); (ii) the Guarantors referred to therein; (iii) the Lenders referred to therein;
                  (iv) GOLDMAN SACHS CREDIT PARTNERS L.P., as Co-Lead Arranger and Syndication Agent; (v) FIRST UNION NATIONAL BANK, as Administrative Agent and Collateral Agent; (vi) FIRST UNION SECURITIES, INC., as Co-Lead Arranger; (vii) GENERAL ELECTRIC CAPITAL CORPORATION, as Collateral Monitoring Agent and Co-Documentation Agent; and (viii) CITICORP USA, INC., as Co-Documentation Agent.


                             INTRODUCTORY STATEMENT


                  All capitalized terms not otherwise defined in this Amendment are as defined in the Credit Agreement.

                  The Borrower and the Lenders have agreed to make certain changes to the provisions of the Credit Agreement.

                  Accordingly, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments to Credit Agreement. As of the Effective Date (subject to the terms and conditions set forth in Section 2 hereof), the Credit Agreement is hereby amended as follows:

                  (A) The definition of "APS Acquisition" and all references thereto are hereby deleted from the Credit Agreement.

                  (B) Article 1 of the Credit Agreement is hereby amended to insert the following definition in its proper alphabetical location:

                      'Bradford Bonds' shall mean 9 1/4% Senior Secured First Mortgage Bonds, Series A, issued in 1992 by the Borrower and secured by seven
(7) skilled nursing facilities with a principal balance, as of the Effective Date, of $19,337,000 and a maturity date of September 1, 2007."

                  (C) Section 2.3(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                      "(b) The Delayed Draw Term Loans shall be used solely,
                  (i) to pay the outstanding balance owed to ElderTrust or its Affiliates on certain loans secured by mortgages on certain properties owned by the Borrower and its Consolidated Subsidiaries, (ii) in connection with the exercise of the Facility Purchase Options and the purchase of the facilities that are the subject thereof and any fees and expenses incurred in connection therewith, (iii) to make Specified Payments, (iv) to repay the Bradford Bonds and (v) to pay down the outstanding balance owing by certain Credit Parties to Cardinal in connection with the Cardinal Lien."

                  (C) Section 4.3(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

                      "(d) No Event of Default. On the date of the Borrowing of
                  the Delayed Draw Term Loans, after giving effect to the payment of the outstanding balance due to ElderTrust and/or the exercise of one or more of the Facility Purchase Options (and the purchase of the Facilities that are the subject thereof) and/or the repayment of the Bradford Bonds and/or payments to reduce the amounts owing to Cardinal, as applicable, on a Pro Forma Basis, no Default or Event of Default shall have occurred and be continuing unless waived by the prior written consent of the Required Lenders; and"

                  (D) Section 4.3(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

                      "(e) Documentation for and Making of Payments with Respect to Facility Purchase Options/Specified Payments/ElderTrust Payments/Bradford Bonds/Cardinal Lien. All (i) documentation relating to (a) the exercise of one or more of the Facility Purchase Options (and the purchase of the Facilities that are the subject thereof), (b) the Specified Payments, (c) the payments to be made to ElderTrust, (d) the repayment of the Bradford Bonds and (e) payments to reduce the amounts owing to Cardinal and (ii) the manner and making of all payments relating to the transactions referred to in the preceding clause (i) shall be in form and substance reasonably satisfactory to the Administrative Agent."

                  (E) Section 5.14 of the Credit Agreement is hereby amended by deleting "January 30, 2002" from the first line thereof and replacing it with "June 30, 2002."
                  (F) Section 5.15 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "SECTION 5.15 After-Acquired Real Estate Assets. If,
                  after the Closing Date, any Credit Party purchases, leases or otherwise acquires any Real Property Asset including, without limitation, the properties that are the subject of the Facility Purchase Options or obtains a release of any mortgage on any Real Property Asset owned by any Credit Party including, without limitation, making payment in full to ElderTrust, making Specified Payments or repaying the Bradford Bonds in full, (a) promptly, but in any event within thirty
                  (30) days, after such purchase, lease, other acquisition or release, provide written notice thereof to the Administrative Agent and the Collateral Agent, setting forth with specificity a description of such Real Property Asset acquired, a title commitment, a survey (if available) and such Credit Party's good faith estimate of the current fair market value of such Real Property Asset and (b) if either such Agent so requests, the applicable Credit Party shall promptly execute and deliver to the Collateral Agent, a Mortgage and such other documents or instruments as such Agent shall reasonably request with respect to such Real Property Asset."

                  SECTION 2. Conditions to Effectiveness. This Amendment is subject to the satisfaction in full of the following conditions (the first date on which all such conditions have been satisfied being herein called the "Effective Date"):

                  (A) the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of all parties hereto;

                  (B) the Administrative Agent shall have received such other documents as the Administrative Agent, the Collateral Agent or Morgan, Lewis & Bockius, LLP, counsel for the Administrative Agent, may reasonably request; and

                  (C) all legal matters in connection with this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.

                  SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants that:

                  (A) the representations and warranties by the Borrower contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof; and

                  (B) the Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement and, after giving effect hereto, no event or condition has occurred and is continuing which constitutes an Event of Default or which (with the passage of time, or the giving of notice, or both) would constitute an Event of Default.

                  SECTION 4. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

                  SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                  SECTION 7. Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.

                  SECTION 8. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

                           [SIGNATURE PAGES TO FOLLOW]

                  IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to be duly executed as of the date first written above.


                                            BORROWER:

                                            GENESIS HEALTH VENTURES, INC.


                                            By:______________________________
                                               Name:
                                               Title:

                                       GUARANTORS:

                                       ACADEMY NURSING HOME, INC.

                                       ACCUMED, INC.

                                       ADS APPLE VALLEY, INC.

                                       ADS CONSULTING, INC.

                                       ADS DANVERS ALF, INC.

                                       ADS DARTMOUTH ALF, INC.

                                       ADS HINGHAM ALF, INC.

                                       ADS HINGHAM NURSING FACILITY, INC.

                                       ADS HOME HEALTH, INC.

                                       ADS MANAGEMENT, INC.

                                       ADS PALM CHELMSFORD, INC.

                                       ADS RECUPERATIVE CENTER, INC.

                                       ADS RESERVOIR WALTHAM, INC.

                                       ADS SENIOR HOUSING, INC.

                                       ADS VILLAGE MANOR, INC.

                                       ADS/MULTICARE, INC.

                                       ANR, INC.

                                       APPLEWOOD HEALTH RESOURCES, INC.

                                       ASCO HEALTHCARE OF NEW
                                       ENGLAND, INC.

                                       ASCO HEALTHCARE, INC.

                                       ASL, INC.

                                       AUTOMATED PROFESSIONAL ACCOUNTS, INC.

                                       BERKS NURSING HOMES, INC.

                                       BETHEL HEALTH RESOURCES, INC.

                                       BREYUT CONVALESCENT CENTER, INC.

                                       BRIGHTWOOD PROPERTY, INC.

                                       BRINTON MANOR, INC.

                                       BURLINGTON WOODS CONVALESCENT CENTER,
                                       INC.

                                       CARECARD, INC.

                                       CAREFLEET, INC.

                                       CENTURY CARE CONSTRUCTION, INC.

                                       CENTURY CARE MANAGEMENT, INC.

                                       CHATEAU VILLAGE HEALTH RESOURCES, INC.

                                       CHELTENHAM LTC MANAGEMENT, INC.

                                       CHG INVESTMENT CORP., INC

                                       CHNR-I, INC.

                                       COLONIAL HALL HEALTH RESOURCES, INC.

                                       COLONIAL HOUSE HEALTH RESOURCES, INC.

                                       COMPASS HEALTH SERVICES, INC.

                                       CONCORD COMPANION CARE, INC.

                                       CONCORD HEALTH GROUP, INC.

                                       CONCORD HEALTHCARE CORPORATION

                                       CONCORD HEALTHCARE SERVICES, INC.

                                       CONCORD HOME HEALTH, INC.

                                       CONCORD PHARMACY SERVICES, INC.

                                       CONCORD REHAB, INC.

                                       CONCORD SERVICE CORPORATION

                                       CRESTVIEW CONVALESCENT HOME, INC.

                                       CRESTVIEW NORTH, INC.

                                       CRYSTAL CITY NURSING CENTER, INC.

                                       CVNR, INC.

                                       DAWN VIEW MANOR, INC.

                                       DELCO APOTHECARY, INC.

                                       DELM NURSING, INC.

                                       DENTON HEALTHCARE CORPORATION

                                       DERBY NURSING CENTER CORPORATION

                                       DIANE MORGAN AND ASSOCIATES, INC.

                                       EASTERN MEDICAL SUPPLIES, INC.

                                       EASTERN REHAB SERVICES, INC.

                                       EIDOS, INC.

                                       ELDERCARE RESOURCES CORP.

                                       ELMWOOD HEALTH RESOURCES, INC.

                                       ENCARE OF MASSACHUSETTS, INC.

                                       ENCARE OF MENDHAM, INC.

                                       ENCARE OF PENNYPACK, INC.

                                       ENCARE OF QUAKERTOWN, INC.

                                       ENCARE OF WYNCOTE, INC.

                                       ENR, INC.

                                       GENESIS ELDERCARE ADULT DAY HEALTH
                                       SERVICES, INC.

                                       GENESIS ELDERCARE CENTERS I, INC.

                                       GENESIS ELDERCARE CENTERS II, INC.

                                       GENESIS ELDERCARE CENTERS III, INC.

                                       GENESIS ELDERCARE CORP.

                                       GENESIS ELDERCARE DIAGNOSTIC SERVICES,
                                       INC.

                                       GENESIS ELDERCARE HOME CARE SERVICES,
                                       INC.

                                       GENESIS ELDERCARE HOME HEALTH SERVICES
                                       - SOUTHERN, INC.

                                       GENESIS ELDERCARE HOSPITALITY SERVICES,
                                       INC.

                                       GENESIS ELDERCARE LIVING FACILITIES, INC.

                                       GENESIS ELDERCARE MANAGEMENT SERVICES,
                                       INC.

                                       GENESIS ELDERCARE NATIONAL CENTERS, INC.

                                       GENESIS ELDERCARE NETWORK SERVICES OF
                                       MASSACHUSETTS, INC.

                                       GENESIS ELDERCARE NETWORK SERVICES, INC.

                                       GENESIS ELDERCARE PARTNERSHIP CENTERS,
                                       INC.

                                       GENESIS ELDERCARE PHYSICIAN SERVICES,
                                       INC.

                                       GENESIS ELDERCARE PROPERTIES, INC.

                                       GENESIS ELDERCARE REHABILITATION
                                       MANAGEMENT SERVICES, INC.

                                       GENESIS ELDERCARE REHABILITATION
                                       SERVICES, INC.

                                       GENESIS ELDERCARE STAFFING SERVICES, INC.

                                       GENESIS ELDERCARE TRANSPORTATION
                                       SERVICES, INC.

                                       GENESIS HEALTH SERVICES CORPORATION

                                       GENESIS HEALTH VENTURES OF ARLINGTON,
                                       INC.

                                       GENESIS HEALTH VENTURES OF BLOOMFIELD,
                                       INC.

                                       GENESIS HEALTH VENTURES OF CLARKS
                                       SUMMIT, INC.

                                       GENESIS HEALTH VENTURES OF INDIANA, INC.

                                       GENESIS HEALTH VENTURES OF LANHAM, INC.

                                       GENESIS HEALTH VENTURES OF
                                       MASSACHUSETTS, INC.

                                       GENESIS HEALTH VENTURES OF NAUGATUCK,
                                       INC.

                                       GENESIS HEALTH VENTURES OF NEW GARDEN,
                                       INC.

                                       GENESIS HEALTH VENTURES OF POINT
                                       PLEASANT, INC.

                                       GENESIS HEALTH VENTURES OF SALISBURY,
                                       INC.

                                       GENESIS HEALTH VENTURES OF WAYNE, INC.

                                       GENESIS HEALTH VENTURES OF WEST
                                       VIRGINIA, INC.

                                       GENESIS HEALTH VENTURES OF WILKES-
                                       BARRE, INC.

                                       GENESIS HEALTH VENTURES OF WINDSOR, INC.

                                       GENESIS HEALTHCARE CENTERS HOLDINGS, INC.

                                       GENESIS HOLDINGS, INC.

                                       GENESIS IMMEDIATE MED CENTER, INC.

                                       GENESIS PROPERTIES OF DELAWARE
                                       CORPORATION

                                       GENESIS SELECTCARE CORP.

                                       GENESIS/VNA PARTNERSHIP HOLDING
                                       COMPANY, INC.

                                       GENESIS - CROZER PARTNERSHP HOLDING
                                       COMPANY, INC.

                                       GERIATRIC & MEDICAL COMPANIES, INC.

                                       GERIATRIC AND MEDICAL SERVICES, INC.

                                       GERIATRIC AND MEDICAL INVESTMENTS
                                       CORPORATION

                                       GERIMED CORP.

                                       GHV at SALISBURY CENTER, INC.

                                       GLENMARK ASSOCIATES - DAWN VIEW
                                       MANOR, INC.

                                       GLENMARK ASSOCIATES, INC.

                                       GLENMARK PROPERTIES, INC.

                                       GMA - BRIGHTWOOD, INC.

                                       GMA - CONSTRUCTION, INC.

                                       GMA - MADISON, INC.

                                       GMA - UNIONTOWN, INC.

                                       GMA PARTNERSHIP HOLDING COMPANY, INC.

                                       GMC LEASING CORPORATION

                                       GMC MEDICAL CONSULTING SERVICES, INC.

                                       GMC - LTC MANAGEMENT, INC.

                                       GMS INSURANCE SERVICES, INC.

                                       GMS MANAGEMENT, INC.

                                       GMS MANAGEMENT-TUCKER, INC.

                                       GOVERNOR'S HOUSE NURSING HOME, INC.

                                       H.O. SUBSIDIARY, INC.

                                       HEALTH CONCEPTS AND SERVICES, INC.

                                       HEALTH RESOURCES OF ACADEMY MANOR,
                                       INC.

                                       HEALTH RESOURCES OF ARCADIA, INC.

                                       HEALTH RESOURCES OF BOARDMAN, INC.

                                       HEALTH RESOURCES OF BRIDGETON, INC.

                                       HEALTH RESOURCES OF BROOKLYN, INC.

                                       HEALTH RESOURCES OF CEDAR GROVE, INC.

                                       HEALTH RESOURCES OF CINNAMINSON, INC.

                                       HEALTH RESOURCES OF COLCHESTER, INC.

                                       HEALTH RESOURCES OF COLUMBUS, INC.

                                       HEALTH RESOURCES OF CUMBERLAND, INC.

                                       HEALTH RESOURCES OF EATONTOWN, INC.

                                       HEALTH RESOURCES OF ENGLEWOOD, INC.

                                       HEALTH RESOURCES OF EWING, INC.

                                       HEALTH RESOURCES OF FARMINGTON, INC.

                                       HEALTH RESOURCES OF GARDNER, INC.

                                       HEALTH RESOURCES OF GLASTONBURY, INC.

                                       HEALTH RESOURCES OF GROTON, INC.

                                       HEALTH RESOURCES OF JACKSON, INC.

                                       HEALTH RESOURCES OF KARAMENTA AND
                                       MADISON, INC.

                                       HEALTH RESOURCES OF LAKEVIEW, INC.

                                       HEALTH RESOURCES OF LEMONT, INC.

                                       HEALTH RESOURCES OF LYNN, INC.

                                       HEALTH RESOURCES OF MARCELLA, INC.

                                       HEALTH RESOURCES OF MIDDLETOWN (RI), INC.

                                       HEALTH RESOURCES OF MONTCLAIR, INC.

                                       HEALTH RESOURCES OF MORRISTOWN, INC.

                                       HEALTH RESOURCES OF NORFOLK, INC.

                                       HEALTH RESOURCES OF NORTH ANDOVER, INC.

                                       HEALTH RESOURCES OF NORWALK, INC.

                                       HEALTH RESOURCES OF PENNINGTON, INC.

                                       HEALTH RESOURCES OF RIDGEWOOD, INC.

                                       HEALTH RESOURCES OF ROCKVILLE, INC.

                                       HEALTH RESOURCES OF SOLOMONT/
                                       BROOKLINE, INC.

                                       HEALTH RESOURCES OF SOUTH BRUNSWICK,
                                       INC.

                                       HEALTH RESOURCES OF TROY HILLS, INC.

                                       HEALTH RESOURCES OF VOORHEES, INC.

                                       HEALTH RESOURCES OF WALLINGFORD, INC.

                                       HEALTH RESOURCES OF WARWICK, INC.

                                       HEALTH RESOURCES OF WESTWOOD, INC.

                                       HEALTHCARE REHAB SYSTEMS, INC.

                                       HEALTHCARE RESOURCES CORP.

                                       HEALTHOBJECTS CORPORATION

                                       HELSTAT, INC.

                                       HILLTOP HEALTH CARE CENTER, INC.

                                       HMNH REALTY, INC.

                                       HNCA, INC.

                                       HORIZON ASSOCIATES, INC.

                                       HORIZON MEDICAL EQUIPMENT AND SUPPLY,
                                       INC.

                                       HORIZON MOBILE, INC.

                                       HORIZON REHABILITATION, INC.

                                       HR OF CHARLESTON, INC.

                                       HRWV HUNTINGTON, INC.

                                       INNOVATIVE HEALTH CARE MARKETING, INC.

                                       INNOVATIVE PHARMACY SERVICES, INC.

                                       INSTITUTIONAL HEALTH CARE SERVICES, INC.

                                       KEYSTONE NURSING HOME, INC.

                                       KNOLLWOOD MANOR, INC.

                                       KNOLLWOOD NURSING HOME, INC.

                                       LAKE MANOR, INC.

                                       LAKEWOOD HEALTH RESOURCES, INC.

                                       LAUREL HEALTH RESOURCES, INC.

                                       LEHIGH NURSING HOMES, INC.

                                       LIFE SUPPORT MEDICAL EQUIPMENT, INC.

                                       LIFE SUPPORT MEDICAL, INC.

                                       LINCOLN NURSING HOME, INC.

                                       LRC HOLDING COMPANY

                                       LWNR, INC.

                                       MABRI CONVALESCENT CENTER, INC.

                                       MADISON AVENUE ASSISTED LIVING, INC.

                                       MANOR MANAGEMENT CORPORATION OF
                                       GEORGIAN MANOR, INC.

                                       MARLINTON PARTNERSHIP HOLDING
                                       COMPANY, INC.

                                       MARLINTON ASSOCIATES, INC.

                                       MARSHFIELD HEALTH RESOURCES, INC.

                                       MCKERLEY HEALTH CARE CENTER - CONCORD
                                       INC.

                                       MCKERLEY HEALTH CARE CENTERS, INC.

                                       MEDICAL SERVICES GROUP, INC.

                                       MERIDIAN HEALTH, INC.

                                       MERIDIAN HEALTHCARE INVESTMENTS, INC.

                                       MERIDIAN HEALTHCARE, INC.

                                       METRO PHARMACEUTICALS, INC.

                                       MHNR, INC.

                                       MNR, INC.

                                       MONTGOMERY NURSING HOMES, INC.

                                       MULTICARE ACQUISITION CORP.

                                       MULTICARE AMC, INC.

                                       MULTICARE HOME HEALTH OF ILLINOIS, INC.

                                       MULTICARE MEMBER HOLDING CORP.

                                       MULTICARE PAYROLL CORP.

                                       NATIONAL PHARMACY SERVICE, INC.

                                       NEIGHBORCARE OF INDIANA, INC.

                                       NEIGHBORCARE INFUSION SERVICES, INC.

                                       NEIGHBORCARE OF NORTHERN CALIFORNIA,
                                       INC.

                                       NEIGHBORCARE OF OKLAHOMA, INC.

                                       NEIGHBORCARE OF VIRGINIA, INC.

                                       NEIGHBORCARE OF WISCONSIN, INC.

                                       NEIGHBORCARE PHARMACY SERVICES, INC.

                                       NEIGHBORCARE PHARMACIES, INC.

                                       NEIGHBORCARE-MEDISCO, INC.

                                       NEIGHBORCARE-ORCA, INC.

                                       NEIGHBORCARE-TCI, INC.

                                       NETWORK AMBULANCE SERVICES, INC.

                                       NORTH MADISON, INC.

                                       NORTHWESTERN MANAGEMENT SERVICES, INC.

                                       NURSING AND RETIREMENT CENTER OF THE
                                       ANDOVERS, INC.

                                       PHARMACY EQUITIES, INC.

                                       PHC OPERATING CORP.

                                       PHILADELPHIA AVENUE CORPORATION

                                       POCAHONTAS CONTINUOUS CARE CENTER, INC.

                                       POMPTON CARE, INC.

                                       PRESCOTT NURSING HOME, INC.

                                       PROFESSIONAL PHARMACY SERVICES, INC.

                                       PROGRESSIVE REHABILITATION CENTERS, INC.

                                       PROSPECT PARK LTC MANAGEMENT, INC.

                                       PROVIDENCE FUNDING CORPORATION

                                       PROVIDENCE HEALTH CARE, INC.

                                       PROVIDENCE MEDICAL, INC.

                                       QUAKERTOWN MANOR CONVALESCENT AND
                                       REHABILITATION, INC.

                                       REST HAVEN NURSING HOME, INC.

                                       RIDGELAND HEALTH RESOURCES, INC.

                                       RIVER PINES HEALTH RESOURCES, INC.

                                       RIVERSHORES HEALTH RESOURCES, INC.

                                       RLNR, INC.

                                       ROEPHEL CONVALESCENT CENTER, INC.

                                       ROSE HEALTHCARE, INC.

                                       ROSE VIEW MANOR, INC.

                                       ROXBOROUGH NURSING HOME, INC.

                                       RSNR, INC.

                                       RVNR, INC.

                                       S.T.B. INVESTORS, LTD

                                       SCHUYLKILL NURSING HOMES, INC.

                                       SCHUYLKILL PARTNERSHIP ACQUISITION CORP.

                                       SCOTCHWOOD INSTITUTIONAL SERVICES, INC.

                                       SCOTCHWOOD MASSACHUSETTS HOLDING CO.,
                                       INC.

                                       SENIOR LIVING VENTURES, INC.

                                       SENIOR SOURCE, INC.

                                       SNOW VALLEY HEALTH RESOURCES, INC.

                                       SOLOMONT FAMILY MEDFORD VENTURE, INC.

                                       STAFFORD CONVALESCENT CENTER, INC.

                                       STATE STREET ASSOCIATES, INC.

                                       SUBURBAN MEDICAL SERVICES, INC.

                                       SVNR, INC.

                                       THE ADS GROUP, INC.

                                       THE APPLE VALLEY PARTNERSHIP HOLDING
                                       COMPANY, INC.

                                       THE ASSISTED LIVING ASSOCIATES OF
                                       BERKSHIRE, INC.

                                       THE ASSISTED LIVING ASSOCIATES OF LEHIGH,
                                       INC.

                                       THE ASSISTED LIVING ASSOCIATES OF
                                       SANATOGA, INC.

                                       THE ASSISTED LIVING ASSOCIATES OF WALL,
                                       INC.

                                       THE HOUSE OF CAMPBELL, INC.

                                       THE MULTICARE COMPANIES, INC.

                                       THERAPY CARE, INC.

                                       THE TIDEWATER HEALTHCARE SHARED
                                       SERVICES GROUP, INC.

                                       TMC ACQUISITION CORP.

                                       TRANSPORT SERVICES, INC.

                                       TRI STATE MOBILE MEDICAL SERVICES, INC.

                                       UNITED HEALTH CARE SERVICES, INC.

                                       VALLEY MEDICAL SERVICES, INC.

                                       VALLEY TRANSPORT AMBULANCE SERVICE,
                                       INC.

                                       VERSALINK, INC.

                                       VILLAS REALTY & INVESTMENTS, INC.

                                       WALNUT LTC MANAGEMENT, INC.

                                       WAYSIDE NURSING HOME, INC.

                                       WEISENFLUH AMBULANCE SERVICE, INC.

                                       WEST PHILA. LTC MANAGEMENT, INC.

                                       WESTFORD NURSING AND RETIREMENT
                                       CENTER, INC.

                                       WILLOW MANOR NURSING HOME, INC.

                                       WYNCOTE HEALTHCARE CORP.

                                       YORK LTC MANAGEMENT, INC.


                                       By: _____________________________________
                                       Name:
                                       On behalf of each of the foregoing
                                       entities as an Authorized Signatory of
                                       such entities

                                       ADS APPLE VALLEY LIMITED PARTNERSHIP, by
                                       ADS Apple Valley, Inc., its General
                                       Partner

                                       ADS DARTMOUTH GENERAL PARTNERSHIP, by ADS
                                       Senior Housing, Inc. and ADS Dartmouth
                                       ALF, Inc., its General Partners

                                       ADS HINGHAM LIMITED PARTNERSHIP, by ADS
                                       Hingham Nursing Facility, Inc., its
                                       General Partner

                                       ADS RECUPERATIVE CENTER LIMITED
                                       PARTNERSHIP, by ADS Recuperative Center,
                                       Inc., its General Partner

                                       ARCADIA ASSOCIATES, by ADS/Multicare,
                                       Inc. and Health Resources of Arcadia,
                                       Inc., its General Partners

                                       ASCO HEALTHCARE OF NEW ENGLAND, LIMITED
                                       PARTNERSHIP, by ASCO Healthcare of New
                                       England, Inc., its General Partner

                                       BREVARD MERIDIAN LIMITED PARTNERSHIP, by
                                       Meridian Healthcare, Inc., its General
                                       Partner

                                       CARE HAVEN ASSOCIATES LIMITED
                                       PARTNERSHIP, by Glenmark Associates, Inc.
                                       and GMA Partnership Holding Company,
                                       Inc., its General Partners

                                       CARE4, L.P., by Institutional Health Care
                                       Services, Inc., its General Partner

                                       CATONSVILLE MERIDIAN LIMITED PARTNERSHIP, by Meridian Health, Inc. and Meridian Healthcare, Inc., its General Partners

                                       CUMBERLAND ASSOCIATES OF RHODE ISLAND,
                                       L.P., by Health Resources of Cumberland,
                                       Inc., its General Partner

                                       EASTON MERIDIAN LIMITED PARTNERSHIP, by
                                       Meridian Health, Inc. and Meridian
                                       Healthcare, Inc., its General Partners

                                       EDELLA STREET ASSOCIATES, by Genesis
                                       Health Ventures of Clarks Summit, Inc.,
                                       its General Partner

                                       GENESIS ELDERCARE CENTERS I, L.P., by
                                       Genesis Eldercare Partnership Centers,
                                       Inc., its General Partner

                                       GENESIS ELDERCARE CENTERS II, L.P., by
                                       Genesis Eldercare Partnership Centers,
                                       Inc., its General Partner

                                       GENESIS ELDERCARE CENTERS III, L.P., by
                                       Genesis Eldercare Partnership Centers,
                                       Inc., its General Partner

                                       GENESIS HEALTH VENTURES OF WEST VIRGINIA,
                                       LIMITED PARTNERSHIP, by Genesis Eldercare
                                       Network Services, Inc. and Genesis
                                       Eldercare Rehabilitation Services, Inc., its General Partners

                                       GENESIS PROPERTIES LIMITED PARTNERSHIP,
                                       by Genesis Health Ventures of Arlington,
                                       Inc., its General Partner

                                       GENESIS PROPERTIES OF DELAWARE LTD.
                                       PARTNERSHIP, L.P., by Genesis Properties of Delaware Corporation, its General Partner

                                       GLENMARK PROPERTIES I, LIMITED
                                       PARTNERSHIP, by Glenmark Associates, Inc.
                                       and GMA Partnership Holding Company,
                                       Inc., its General Partners

                                       GREENSPRING MERIDIAN LIMITED PARTNERSHIP, by Meridian Healthcare, Inc., its General Partner

                                       GROTON ASSOCIATES OF CONNECTICUT, L.P.,
                                       by Health Resources of Groton, Inc., its
                                       General Partner

                                       HALLMARK HEALTHCARE LIMITED PARTNERSHIP, by Pharmacy Equities, Inc., its General Partner

                                       HAMMONDS LANE MERIDIAN LIMITED
                                       PARTNERSHIP, by Meridian Healthcare, Inc.
                                       and Meridian Health, Inc., its General
                                       Partners

                                       HOLLY MANOR ASSOCIATES OF NEW JERSEY,
                                       L.P., by Encare of Mendham, L.L.C., its
                                       General Partner

                                       LAKE WASHINGTON, LTD., by Lake Manor, its
                                       General Partner

                                       MCKERLEY HEALTH FACILITIES, by Meridian
                                       Health, Inc., and Meridian Healthcare,
                                       Inc., its General Partners

                                       MERCERVILLE ASSOCIATES OF NEW JERSEY,
                                       L.P., by Breyut Convalescent Center,
                                       L.L.C., its General Partner

                                       MERIDIAN EDGEWOOD LIMITED PARTNERSHIP, by
                                       Meridian Healthcare, Inc., its General
                                       Partner

                                       MERIDIAN PERRING LIMITED PARTNERSHIP, by
                                       Meridian Healthcare, Inc., its General
                                       Partner

                                       MERIDIAN VALLEY LIMITED PARTNERSHIP, by
                                       Meridian Healthcare, Inc., its General
                                       Partner

                                       MERIDIAN VALLEY VIEW LIMITED PARTNERSHIP, by Meridian Healthcare, Inc., its General Partner

                                       MERIDIAN/CONSTELLATION LIMITED
                                       PARTNERSHIP, by Meridian Healthcare, Inc.
                                       and Meridian Health Inc., its General
                                       Partners

                                       MIDDLETOWN (RI) ASSOCIATES OF RHODE
                                       ISLAND, L.P., by Health Resources of
                                       Middletown (R.I.), Inc., its General
                                       Partner

                                       MILLVILLE MERIDIAN LIMITED PARTNERSHIP,
                                       by Meridian Healthcare, Inc., its General
                                       Partner

                                       NORRISTOWN NURSING AND REHABILITATION
                                       CENTER ASSOCIATES, L.P., by GMC-LTC
                                       Management, Inc., its General Partner

                                       PHILADELPHIA AVENUE ASSOCIATES, by
                                       Philadelphia Avenue Corporation, its
                                       General Partner

                                       POINT PLEASANT HAVEN LIMITED PARTNERSHIP, by Glenmark Associates, Inc., its General Partner

                                       POMPTON ASSOCIATES L.P., by Pompton Care
                                       L.L.C., its General Partner

                                       RALEIGH MANOR LIMITED PARTNERSHIP, by
                                       Glenmark Associates, Inc., its General
                                       Partner

                                       RIVER STREET ASSOCIATES, by Genesis
                                       Health Ventures of Wilkes-Barre, Inc.,
                                       its General Partner

                                       ROMNEY HEALTH CARE CENTER LTD., LIMITED
                                       PARTNERSHIP, by Glenmark Associates,
                                       Inc., its General Partner

                                       SEMINOLE MERIDIAN LIMITED PARTNERSHIP, by
                                       Meridian Health, Inc., its General
                                       Partner

                                       SISTERVILLE HAVEN LIMITED PARTNERSHIP, by
                                       Glenmark Associates, Inc., its General
                                       Partner

                                       STATE STREET ASSOCIATES, L.P., by State
                                       Street Associates, Inc., its General
                                       Partner

                                       TEAYS VALLEY HAVEN LIMITED PARTNERSHIP,
                                       by Glenmark Associates, Inc., its General
                                       Partner

                                       THE STRAUSS GROUP - HOPKINS HOUSE, L.P., by Encare of Wyncote, Inc., its General Partner

                                       THE STRAUS GROUP - OLD BRIDGE, L.P., by
                                       Health Resources of Emery, L.L.C., its
                                       General Partner

                                       THE STRAUS GROUP - QUAKERTOWN MANOR,
                                       L.P., by Encare of Quakertown, Inc., its
                                       General Partner

                                       THE STRAUS GROUP - RIDGEWOOD, L.P., by
                                       Health Resources of Ridgewood, L.L.C.,
                                       its General Partner

                                       WALLINGFORD ASSOCIATES OF CONNECTICUT,
                                       L.P., by Health Resources of Wallingford,
                                       Inc., its General Partner

                                       THERAPY CARE SYSTEMS, L.P., Genesis
                                       ElderCare Rehabilition Services, Inc.,
                                       its General Partner

                                       VOLUSIA MERIDIAN LIMITED PARTNERSHIP, by
                                       Meridian Health, Inc., its General
                                       Partner

                                       WARWICK ASSOCIATES OF RHODE ISLAND, L.P., by Health Resources of Warwick, Inc., its General Partner



                                       By:______________________________________
                                          Name:
                                          On behalf of each of the foregoing
                                          entities as an Authorized Signatory
                                          of each respective authorized
                                          General Partner

                                       AUTOMATED HOMECARE SYSTEMS, LLC, by
                                       Health Objects Corporation, its
                                       authorized Member

                                       BREYUT CONVALESCENT CENTER, L.L.C., by
                                       The Multicare Companies, Inc. and
                                       Stafford Convalescent Center, Inc., its
                                       authorized Members

                                       ENCARE OF MENDHAM, L.L.C., by The
                                       Multicare Companies, Inc. and Stafford
                                       Convalescent Center, Inc., its authorized
                                       Members

                                       GENESIS ELDERCARE EMPLOYMENT SERVICES,
                                       LLC, by Genesis ElderCare Management
                                       Services, Inc., its authorized Member

                                       GENESIS-GEORGETOWN SNF/JV, L.L.C., by
                                       Genesis Health Ventures, Inc., its
                                       authorized Member

                                       GLENMARK LIMITED LIABILITY COMPANY I, by
                                       Glenmark Associates, Inc. and Horizon
                                       Associates, Inc., its authorized Members

                                       HEALTH RESOURCES OF BRIDGETON, L.L.C., by
                                       The Multicare Companies, Inc. and
                                       Stafford Convalescent Center, Inc., its
                                       authorized Members

                                       HEALTH RESOURCES OF CINNAMINSON, L.L.C., by The Multicare Companies, Inc. and Stafford Convalescent Center, Inc., its authorized Members

                                       HEALTH RESOURCES OF CRANBURY, L.L.C., by
                                       The Multicare Companies, Inc. and
                                       Stafford Convalescent Center, Inc., its
                                       authorized Members

                                       HEALTH RESOURCES OF EMERY, L.L.C., by The
                                       Multicare Companies, Inc. and Stafford
                                       Convalescent Center, Inc., its authorized
                                       Members

                                       HEALTH RESOURCES OF ENGLEWOOD, L.L.C., by
                                       The Multicare Companies, Inc. and
                                       Stafford Convalescent Center, Inc., its
                                       authorized Members

                                       HEALTH RESOURCES OF EWING, L.L.C., by The
                                       Multicare Companies, Inc. and Stafford
                                       Convalescent Center, Inc., its authorized
                                       Members

                                       HEALTH RESOURCES OF FAIRLAWN, L.L.C., by
                                       The Multicare Companies, Inc. and
                                       Stafford Convalescent Center, Inc., its
                                       authorized Members

                                       HEALTH RESOURCES OF JACKSON, L.L.C., by
                                       The Multicare Companies, Inc. and
                                       Stafford Convalescent Center, Inc., its
                                       authorized Members

                                       HEALTH RESOURCES OF LAKEVIEW, L.L.C., by
                                       The Multicare Companies, Inc. and
                                       Stafford Convalescent Center, Inc., its
                                       authorized Members

                                       HEALTH RESOURCES OF RIDGEWOOD, L.L.C., by
                                       The Multicare Companies, Inc. and
                                       Stafford Convalescent Center, Inc., its
                                       authorized Members

                                       HEALTH RESOURCES OF WEST ORANGE, L.L.C., by The Multicare Companies, Inc. and Stafford Convalescent Center, Inc., its authorized Members

                                       MAIN STREET PHARMACY, L.L.C., by
                                       Professional Pharmacy Services, Inc. and
                                       NeighborCare Pharmacies, Inc., its
                                       authorized Members

                                       POMPTON CARE L.L.C., by The Multicare
                                       Companies, Inc. and Stafford Convalescent
                                       Center, Inc., its authorized Members

                                       RESPIRATORY HEALTH SERVICES, L.L.C., by
                                       Genesis Health Ventures, Inc, its
                                       authorized Member

                                       ROEPHEL CONVALESCENT CENTER, L.L.C., by
                                       The Multicare Companies, Inc. and
                                       Stafford Convalescent Center, Inc., its
                                       authorized Members

                                       TOTAL REHABILITATION CENTER, L.L.C., by
                                       The Multicare Companies, Inc. and
                                       Stafford Convalescent Center, Inc., its
                                       authorized Members


                                       By:  ____________________________________
                                            Name:
                                            On behalf of each of the foregoing
                                            entities as an Authorized Signatory
                                            of each respective authorized Member

                                       AGENTS AND ARRANGERS:

                                       FIRST UNION NATIONAL BANK, as
                                       Administrative Agent, Collateral Agent
                                       and Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       FIRST UNION SECURITIES, INC., as Co-Lead
                                       Arranger


                                       By:______________________________________
                                          Name:
                                          Title:

                                       GOLDMAN SACHS CREDIT PARTNERS L.P., as
                                       Co-Lead Arranger, Syndication Agent and
                                       Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       GENERAL ELECTRIC CAPITAL CORPORATION, as
                                       Collateral Monitoring Agent,
                                       Co-Documentation Agent and Lender


                                       By:______________________________________
                                          Name:
                                          Its Duly Authorized Signatory

                                       CITICORP USA, INC., as Co-Documentation
                                       Agent and Lender


                                       By:______________________________________
                                          Name:
                                          Its Duly Authorized Signatory

                                       PAMCO CAYMAN LTD., as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       PAM CAPITAL FUNDING LP, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       HIGHLAND LEGACY LIMITED, as Lender



                                       By:______________________________________
                                          Name:
                                          Title:

                                       HIGHLAND V, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       KZH PAMCO LLC, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       KZH HIGHLAND-2 LLC, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       SRV-HIGHLAND, INC. , as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       GLENEAGLES TRADING LLC, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       ELF FUNDING TRUST 1, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       BLUE SQUARE FUNDING LIMITED SERIES 3, as
                                       Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       EMERALD ORCHARD LIMITED, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       PROSPECT STREET HIGH INCOME PORTFOLIO
                                       INC., as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       HIGHLAND OFFSHORE PARTNERS, L.P., as
                                       Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       CITIBANK, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       UBS AG, STAMFORD BRANCH, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       LEHMAN COMMERCIAL PAPER, INC., as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       FOOTHILL INCOME TRUST, L.P., as Lender


                                       By: FIT GP, LLC., its
                                           General Partner

                                       By:______________________________________
                                          Name:
                                          Title:

                                       FOOTHILL INCOME TRUST II, as Lender

                                       By: FIT II GP, LLC, its
                                           General Partner

                                       By:______________________________________
                                          Name:
                                          Title:

                                       OAK HILL SECURITIES FUND, L.P., as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       OAK HILL SECURITIES FUND II, L.P., as
                                       Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       OAK HILL CREDIT PARTNERS I, LIMITED, as
                                       Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       FIRST UNION PAR TRADING, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       BLACK DIAMOND INTERNATIONAL FUNDING, as
                                       Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       LONG LANE MASTER TRUST IV, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       VAN KAMPEN PRIME RATE INCOME TRUST, as
                                       Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       VAN KAMPEN SENIOR INCOME TRUST, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       VAN KAMPEN SENIOR FLOATING RATE FUND, as
                                       Lender


                                       By:______________________________________
                                          Name:
                                          Title:


                                       VAN KAMPEN CLO I, LIMITED, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       MORGAN STANLEY PRIME INCOME TRUST, as
                                       Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       KZH STERLING LLC, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       KZH CYPRESSTREE, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       CENTURION CDO II, LTD., as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       SEQUILS-CENTURION V, LTD., as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       FRANKLIN FLOATING RATE TRUST, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       FRANKLIN FLOATING RATE MASTER SERIES, as
                                       Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       FRANKLIN FLOATING RATE DAILY ACCESS FUND, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       ARCHIMEDES FUNDING III, LTD., as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       ARCHIMEDES FUNDING IV (CAYMAN), LTD., as
                                       Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       NEMEAN CLO, LTD., as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       ORYX CLO LTD., as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       SEQUILS-ING 1 (HBDGM), LTD., as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       THE ING CAPITAL SENIOR SECURED HIGH
                                       INCOME HOLDINGS FUND, LTD., as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       SWISS LIFE US RAINBOW LIMITED, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       MAPLEWOOD (CAYMAN) LIMITED, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       BILL & MELINDA GATES FOUNDATION, as
                                       Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       SIMSBURY CLO, LIMITED, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       PRESEUS CDO I, LIMITED, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       SOMERS CDO, LIMITED, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       PILGRIM CLO 1999 - 1, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       SEQUILS - PILGRIM I, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       PILGRIM AMERICA HIGH INCOME INVESTMENTS, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       PILGRIM SENIOR INCOME FUND, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       PILGRIM PRIME RATE TRUST, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       CERES II FINANCE, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       AIM FLOATING RATE, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       AVALON CAPITAL LTD, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       AERIES FINANCE-II LTD, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       OASIS COLLATERALIZED HIGH INCOME
                                       PORTFOLIO-1, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       AVALON CAPITAL LTD - 2, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       CHARTER VIEW PORTFOLIO, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       DIVERSIFIED CREDIT PORTFOLIO LTD, as
                                       Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       AMARA II FINANCE, LTD, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       STEIN ROE, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       NORTHWOODS CAPITAL III, LIMITED, as
                                       Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       GALAXY CLO 1999-1, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       KZH SOLEIL LLC, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       KZH SOLEIL-2 LLC, AS LENDER, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       ANCHOR NATIONAL LIFE INSURANCE COMPANY,
                                       as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       ARES III CLO LTD, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       ARES IV CLO LTD, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       PINEHURST TRADING, INC. , as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       ALLSTATE LIFE INSURANCE CO. , as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       STANWICH LOAN FUNDING LLC, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       CSAM FUNDING I, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       FIRST DOMINION FUNDING II, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       CARLYLE HIGH YIELD PARTNERS, LP, as
                                       Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       FIDELITY ADVISOR SERIES II: FIDELITY
                                       ADVISOR FLOATING RATE HIGH, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       FLAGSHIP CLO 2001-1, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       TRYON CLO LIMITED 2000-1, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       CONTINENTAL CASUALTY COMPANY, as Lender


                                       By:______________________________________
                                          Name:
                                          Title:

                                       OPPENHEIMER SENIOR FLOATING RATE FUND, as
                                       Lender


                                       By:______________________________________
                                          Name:
                                          Title: